                                                                   EXHIBIT 10.55


                               [CHASE LETTERHEAD]



Group 1 Automotive, Inc.
950 Echo Lane, Suite 350
Houston, Texas  77024

Attn:  Scott L. Thompson

Re:     SWAP TRANSACTION (OUR REFERENCE NO. 898)

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date below (the "Swap Transaction"). It constitutes a "Confirmation" as referred to in the Master Agreement described below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc., now known as the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement in the form published by ISDA (the "Agreement"), as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of Texas. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver a Master Agreement (in the form published by ISDA). Upon execution and delivery by you and us of that agreement (i) this Confirmation shall supplement, form a part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Rate Swap Transaction to which this Confirmation relates are as follows:

       Notional Amount:                           USD 75,000,000

       Trade Date:                                January 23, 1998

       Effective Date:                            January 27, 1998

       Termination Date:                          December 15, 2000



       FIXED AMOUNTS:
       --------------
              Fixed Rate Payer:                   Group 1 Automotive ("Counterparty")


              Fixed Rate Payer Payment Dates:     The 15th day of each month of
                                                  each year,

                                                  commencing February 15, 1998
                                                  to and including the
                                                  Termination Date, subject to
                                                  adjustment in accordance with
                                                  the Modified Following
                                                  Business Day Convention.

              Fixed Rate:                         5.66 percent

              Fixed Rate Day Count Fraction:      Actual/360


       FLOATING AMOUNTS:
       -----------------
              Floating Rate Payer:                Chase Bank of Texas National
                                                  Association ("CBT")

              Floating Rate Payer Payment Dates:  Same as the Fixed Rate Payer
                                                  Payment Dates

              Floating Rate for the Initial
              Calculation Period:                 5.60547 percent

              Floating Rate Option:               USD-LIBOR-BBA

              Designated Maturity:                One month

              Floating Rate Day Count Fraction:   Actual/360

              Reset Dates:                        The first day of each
                                                  Calculation Period



       Compounding:         Inapplicable
              Business Days:                      New York Business Days and
                                                  London Business Days

              Calculation Agent:                  CBT

              Payments to TCB:                    Chase Bank of Texas - Houston
                                                  ABA No.  113-000-609
                                                  Capital Markets Dept. - Rate
                                                  Swaps CR Acct. No. 00100381608
                                                  Attn:  Ginger Vollert

              Payments to Counterparty:           Comerica
                                                  ABA No. 072-000-096
                                                  Account No. 1850-796648
                                                  Favor of: Rate Swap

              Governing Law:                      The laws of the State of Texas

Each party has entered into this Swap Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Swap Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Swap Transaction, any subsequent actions relating to this Swap Transaction or any other matters relating to this Swap Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such
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persons to the other party relating to this Swap Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

THE AGREEMENT AND THIS WRITTEN CONFIRMATION REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within one (2) Business Days by returning via facsimile an executed copy of this Confirmation to the attention of JIM SHIELDS (facsimile no. (713) 216-4919; telephone no. (713) 216-5482.)

Chase Bank of Texas is pleased to have concluded this transaction with you.

                            Very truly yours,

                            CHASE BANK OF TEXAS
                            NATIONAL ASSOCIATION



                            By:    /s/ CAROLYN BETTI
                                ---------------------------------
                                   Carolyn Betti
                                   Vice President


Accepted and confirmed as
of the date first written:

GROUP 1 AUTOMOTIVE



By:    /s/ SCOTT THOMPSON
     ---------------------------
           Scott Thompson
           Senior Vice President